UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Variable Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                   Reports to Stockholders.

Semi-Annual Report

JUNE 30, 2011

Overseas Variable Fund

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the Global Value Team Portfolio Managers	7

Management's Discussion of Fund Performance	13

Fund Overview	15

Schedule of Investments	17

Statement of Assets and Liabilities	26

Statement of Operations	28

Statements of Changes in Net Assets	29

Financial Highlights	30

Notes to Financial Statements	32

Fund Expenses	44

General Information	46

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

Since I last wrote to you in February, financial markets around the world have experienced an abundance of geopolitical turmoil. Whether it is recent catastrophic natural disasters, widespread political upheaval in the Middle East, European sovereign debt issues or the recent S&P downgrade of U.S. government debt, world markets have faced several disturbances with uncertain outcomes.

At First Eagle, we accept that there will always be uncertainty in the market and that we are unable to predict the future with any accuracy. That is why our primary focus—identifying quality businesses trading at a discount to what we believe are their intrinsic values—remains unchanged in all market environments. We keep an eye toward the macro landscape, but we do not let it distract us from our global search for quality companies to purchase at prices which we believe afford us a margin of safety. Investing in sound business models with a margin of safety makes it easier to weather unexpected market fluctuations.

Following the March 11th earthquake in Fukushima, Japan we promptly updated you on our exposures. We concluded that we felt any losses to our holdings would likely be limited and temporary in nature. The resulting volatility in the Japanese markets following the earthquake provided us with an opportunity to add to our existing holdings. At First Eagle, we have often said that volatility is our friend, offering greater opportunity to effectively deploy capital.

This was certainly true after S&P's unprecedented downgrade of U.S. government debt. The market volatility following the downgrade allowed us to identify additional investment opportunities that provide us with our required margin of safety. Our cash position, which serves as a source of deferred purchasing power in times of market distress, has decreased since my last letter and we continue to hold gold as a potential hedge against unforeseen events.

The Portfolio Managers, Matthew McLennan, Abhay Deshpande and Kimball Brooker, Jr., and the analyst team continue to demonstrate their unwavering commitment to striving to protect shareholders' capital and building wealth over the long term.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Letter from the President (continued)

Please be assured that your investments in our Fund will continue to be managed in the same prudent manner as they have been for the past decade and a half. We are grateful for your continued confidence.

Sincerely,

John P. Arnhold

President

August 2011

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

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Letter from the Global Value Team Portfolio Managers

The recent events around the world serve as a reminder of the need to accept that as a society we operate on fault lines that can behave in complex, unpredictable and potentially disruptive ways. In the case of Japan, the fault line was geophysical. But as a metaphor for the broader global system, fault lines extend beyond the geophysical to the less tangible realms of the geopolitical and the underlying financial architecture of our global economy.

Just as no forecaster predicted the specific timing and devastating magnitude of the Japanese earthquake, nor the Egyptian riots and surprise leadership transition, nor the political stand-off in the U.S. over the debt ceiling debate which led to a debt downgrade by S&P, it is extremely challenging to know what financial fissure could surface next. Global financial stability is influenced by a number of factors, including exchange rates, capital flows and reserve currencies. Our recent period of global financial crisis has demonstrated the inherent vulnerability of the long-term, large-scale monetary and fiscal imbalances that exist in our current system.

Our global financial architecture faces challenges. At the heart of the challenge is the notion of the United States Dollar reserve and the complications it creates. As the export driven economies (who are also the structural United States Dollar reserve accumulators) have grown in economic scale relative to earlier generations, the past decade's current account deficit in the United States has averaged between 4% and 5% of GDP compared to closer to 1% for the prior three decades. The structural foreign demand for dollar assets, which facilitates these substantial current account deficits, first manifests itself in equity and real estate bubbles which in turn fueled savings deficits and leverage growth in the private sector. More recently, with a more prudent private sector in saving surplus alongside less extreme asset values, the foreign demand for dollar assets shows up in the government running structural deficits well above 5% of GDP. Either asset bubbles with a leveraging private sector or a more normal private sector with structurally high fiscal deficits both represent breaks from the post-World War II financial order and are not the recipe for a sustainable AAA sovereign credit. This new reality was brought home in S&P's recent downgrade of the U.S. government debt. Thus, we face the paradox of the world's reserve currency foundation being a questionable one as long as too many countries want to accumulate it as a reserve! We hope that a recovery in private sector confidence, solid productivity trends and perhaps a moderation of the global reserve accumulation pace could lead to a better outcome, but we must recognize there is a potentially complex and uncertain path that the global

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Letter from the Global Value Team Portfolio Managers (continued)

capital markets could fall prey to if recent trends do not abate. As with any fault line, a cumulative vulnerability to crisis builds, yet the precise form and timing of such crisis is unpredictable. Against such a back drop, we feel that a portfolio primarily invested in enterprise with some cash and gold as deferred purchasing power enables investors to participate in the progress of the global economy in order to preserve purchasing power, but also remain resilient in the face of distress and capitalize on the opportunities provided by such distress.

Over the past half year, most risk assets performed strongly given the easy monetary policy stance pursued by the Federal Reserve along with recovering confidence and earnings power. Not only did equities fare well, but, in parallel with issues of global financial stability, gold has also continued to perform well as a universal currency outside of the current architecture. In fact, after what was a window of private sector purchases of gold for the past few years, central banks have now commenced restocking gold for the first time in a generation which is starting to bring gold back into the financial foundation. We have kept our gold exposure in terms of both bullion and equities to around 10% of the portfolio rather than let it grow unbounded. We own the gold as a potential hedge, not as a directional view, so we are mindful of not letting the exposure become outsized as prices have moved higher. While we recognize that gold is clearing at higher real prices than we have seen for some time, it is hard not to observe that the quality of the fiat money alternative is hardly alluring. Gold remains a potential source of ballast for us if the G20 wanders further down the path of fiscal unsustainability. Other than gold, the portfolio also benefitted from strong price performance of certain equities representing ownership interest in scarce real assets from silver to timberlands and energy to cement.

We have maintained a conservative stance in our approach to hedging currencies and our philosophy is simple: we do not want to lose what we make on a cheap stock to an expensive currency. The basket of currencies which comprise the Euro have historically traded at closer to €1.20 than the recent levels in the mid €1.40 range. The Euro had strengthened on the basis of the European Central Bank being more hawkish than the Fed, having raised rates while the Fed embarked on QE2, and on positive sentiment regarding the resolution of fiscal crisis. It is not, however, clear to us that we are out of the woods on the fiscal adjustment in Europe so we maintain a partial hedge against the Euro and we're not owners of the big European banks. Our concern is straightforward—the peripheral countries are running large current account and fiscal deficits. In a floating currency regime, they would likely devalue to address this competitive challenge

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Pictured: (from left to right) Abhay Deshpande, Matthew McLennan and Kimball Brooker, Jr.

and to stimulate growth thus cushioning the path of fiscal adjustment. Under the aegis of the Euro, they are subject to the discipline of having to undertake fiscal austerity measures which are deflationary in nature and run counter to engrained historical policy responses from these countries. The political will for deflation is limited. Meanwhile, Germany is running large current account surpluses and has a very modest fiscal deficit by comparison. The Deutschmark is arguably undervalued within the Euro wrapper. This could lead to a build in inflationary pressures in Germany, which also runs counter to the political grain of that country. So the Euro requires its people to do what does not come naturally in order to work towards a more harmonized balance of fundamentals. The markets are skeptical and thus facilities have had to be extended to provide liquidity to the peripherals but this is just adding more debt to an already unsustainable dynamic. Meanwhile, if the talk of a "voluntary restructuring" of some of the peripheral debt comes to fruition, what does it mean for the value of banking sector equity if sovereign debt is devalued and equity to asset ratios are less than 10%? Creative proposals are starting to surface on how to cross this river of trouble but the fact remains that the architecture was not in place to deal with this challenge up front and there will be a degree of improvisation required, with the potential for unpredictable consequences.

In emerging markets, much of our exposure is indirect through the ownership of globally strong businesses listed in developed markets that have meaningful presence in those markets such as Nestlé SA in consumer products or HeidelbergCement AG in aggregates and cement. Our direct emerging market investments span a range of intriguing businesses from dominant franchises in spirits, tobacco, and gaming, to holding companies owning unique underlying consumer businesses, to owners of scarce real assets, but we remain conspicuously absent from direct equity holdings in China. China has become the marginal bid for base metals and may well be a key driver of the global price of risk going forward. China is so big that it is shifting the global equilibrium for everything from iron ore to French wines, so why should the global price of risk be any less impacted? The monetary authorities have been tightening the reins in China to try and keep a lid on inflation through a series of interest rate hikes

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Letter from the Global Value Team Portfolio Managers (continued)

and raised bank reserve requirements. Beyond that, China must transition from a capital expenditure and low cost labor export story to one driven more by services, domestic demand and factory automation. The combination of tighter financial conditions and a phase transition in economic structure may move China to a structurally lower but more sustainable growth rate, but the path from here to there is very uncertain. We are open-minded about investing in China and are deeply impressed by the commerciality of the Chinese diaspora throughout South East Asia, but await the right businesses at the right prices rather than betting on a theme. If inflation pressures ebb and the market rallies, we may well have missed an opportunity, but we remain focused on investing with a margin of safety.

We are still finding opportunities and we have put some cash to work during the recent market volatility. Valuation multiples are not exorbitant relative to the low real rates on offer in the fixed income markets. However, were it not for the demand support of near double digit fiscal deficits, where would earnings be for the corporate sector? Record levels of stimulus have supported earnings power and put in place the seed for future capital expenditures and hiring growth, but the poor state of public finance means that the stimulus may need to be withdrawn ahead of the recovery in private sector confidence so the future path of earnings power is less certain than with a traditional cyclical recovery. Our hats go off to the hard work of the analyst team as they toggle between globe-trotting company visits and burying their heads in annual reports—we are told that their lifestyle is fine "on average" but we know that a great deal of gumption is required beyond the patient temperament. Likewise, our trading team worked with fiduciary zeal in the past half year, with unrelenting, around-the-clock commitment during the crisis in Japan.

On a final note, we would like to express our gratitude to our investors—most of whom share our long term perspective. If you are new to the Fund and you do not share our three to five year horizon, you should consider closely the appropriateness of this investment as we will not attempt to mirror shorter term market movements. Whilst we remain philosophically focused on seeking to avoid a permanent impairment of capital in each of our investments, we are primarily invested in enterprise and thus will not be immune to any adverse changes in sentiment over the short term. We are investing for the long haul, not the next quarter, so we ask that you think carefully about your time horizon. When we look to the horizon, our goal is to extend our legacy track record but we want you to be realistic—high real returns are hard to come by in a world of

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Letter from the Global Value Team Portfolio Managers (continued)

negative real yields in fixed income, an equity market that has doubled off the bottom, and even our source of a potential hedge, gold, hitting record prices. The Federal Reserve has ironically succeeded in reducing the margin of safety available while risks abound.

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

Kimball Brooker, Jr.

Portfolio Manager

August 2011

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Letter from the Global Value Team Portfolio Managers (continued)

Past performance is no guarantee of future results. The portfolio is actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of August 2011 and is subject to change based on market and other conditions. The opinions expressed are not necessarily those of the firm. First Eagle Investment Management, LLC ("FEIM") became investment adviser to the Fund commencing January 1, 2000. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Any statistics contained herein have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Management's Discussion of Fund Performance

Despite one of the worst natural disasters in Japan's history, turbulence in the Middle East and the ongoing sovereign debt crisis in Europe, markets around the world rose during the six months ended June 30, 2011. The MSCI World Index increased 5.3%. In Europe, the German DAX Index rose 6.7% while the French CAC 40 Index rose 4.7%., and in the U.S., the S&P 500 Index rose 6.0%. However in Japan, the Nikkei 225 Index fell 4.0%. Crude oil rose 4% to $95 a barrel—the result of civil unrest in oil-producing nations and global concerns about supply—and gold rose 6% to $1,500 an ounce. The U.S. dollar fell a modest 0.7% against the yen and 7.7% against the Euro as the Euro strengthened on hopes that the European Central Bank would raise interest rates.

The net asset value ("NAV") of the Fund's shares rose 4.64% for the 6-month period compared to the MSCI EAFE Index which rose 4.98% during the period. As of June 30, 2011, the Fund's cash and cash equivalent position was 9.33%.

The five largest contributors to the performance of First Eagle Overseas Variable Fund over the period were Sanofi (pharmaceuticals, France), Deutsche Wohnen AG (real estate management, Germany), Berkeley Group Holdings PLC (real estate property developer, UK), Inpex Corporation (energy, Japan) and Guyenne et Gascogne SA (supermarkets, France), collectively accounting for 1.64% of this period's performance.

The five largest detractors were Gold Fields Limited, ADR (gold mining, South Africa), Unihair Company Limited (wig manufacturer, Japan), TNT Express NV (air freight & transport company, Netherlands), Samsung Electronics Company Limited (electronic manufacturer, South Korea) and Fresnillo PLC (silver mining, Mexico). Their combined negative performance over the 6-month period subtracted 0.97% from the Fund's performance.

As of June 30, 2011, we were approximately 40% hedged versus the Japanese yen and 45% hedged versus the Euro. We have maintained a conservative stance on hedging currencies and our philosophy is simple: we do not want to lose what we make on a cheap stock to an expensive currency. The basket of currencies which comprise the Euro have historically traded at closer to 1.20 Euro level than the recent mid 1.40 Euro range. Some premium to that long term average may be warranted given the better current account and real interest rate fundamentals in Europe, but we do not believe that we are out of the woods yet on the fiscal adjustment in peripheral Europe so we maintain a partial hedge against the Euro. In real terms, (i.e. adjusted for the difference in inflation between Japan and the U.S.) the yen has averaged between 90 and 95 over the

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Management's Discussion of Fund Performance (continued)

last 15 years and is trading in the 80s now. We believe that the yen should trade at a premium to its long term real average given the current account surplus, but not a substantial one given the fiscal challenges facing Japan.

Our primary focus is to protect our investors against a permanent impairment of capital. We aim to achieve this by deploying cash selectively in investments and enterprise when we find a margin of safety, or the difference between what we pay for an investment and what we estimate its underlying intrinsic value to be.

As always, we appreciate your confidence and thank you for your support.

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

Kimball Brooker, Jr.

Portfolio Manager

August 2011

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Fund Overview | Data as of June 30, 2011 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and prefered stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Variable Fund	25.16%	7.68%	16.04%
MSCI EAFE Index	30.36	1.48	5.66
Consumer Price Index	3.56	2.15	2.40

Asset Allocation

Countries

Japan	32.46%
France	11.93
Germany	6.70
United States	5.30
Switzerland	4.82
Mexico	4.15
South Korea	3.77
Canada	2.24
Singapore	2.02
United Kingdom	1.97
South Africa	1.82
Thailand	1.67
Austria	1.56
Australia	1.18
Malaysia	1.18
Hong Kong	1.16
Bermuda	1.13
Spain	0.99
Brazil	0.95
Netherlands	0.83
Greece	0.69
Italy	0.66
Belgium	0.53
Taiwan	0.40
Sweden	0.33
Turkey	0.23

Asset Allocation and Countries percentages are based on total investments in the portfolio. The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Overseas Variable

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*

Gold Bullion (precious metal)	5.32%
Fanuc Limited (Japanese automation components manufacturer)	2.75
Grupo Televisa SA, ADR (Mexican broadcasting media company)	2.15
Secom Company Limited (Japanese commercial services provider)	2.11
HeidelbergCement AG (German building materials manufacturer)	2.06
SMC Corporation (Japanese automated control devices manufacturer)	1.96
Pargesa Holding SA (Swiss diversified financials company)	1.81
Nestlé SA (Swiss packaged food company)	1.79
Sodexo (French food management company)	1.57
Sanofi (French health care company)	1.56
Total	23.08%

  *  Excludes cash, commercial paper and money market funds.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

First Eagle Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 82.87%
Australia 1.19%
134,959	Newcrest Mining Limited	$4,547,294	$5,454,716
975,428	Spotless Group Limited	2,583,637	2,435,930
		7,130,931	7,890,646
Austria 1.57%
170,798	OMV AG	6,999,757	7,469,933
159,911	Wienerberger AG	2,717,496	2,948,417
		9,717,253	10,418,350
Belgium 0.53%
34,494	Groupe Bruxelles Lambert SA	2,959,008	3,071,308
4,491	Sofina SA	452,577	471,464
		3,411,585	3,542,772
Bermuda 1.13%
130,880	Jardine Matheson Holdings Limited	3,888,380	7,504,659
Brazil 0.95%
205,693	Petroleo Brasileiro SA, ADR	5,892,143	6,310,661
Canada 1.88%
126,395	Cenovus Energy, Inc.	2,740,621	4,760,036
137,789	Penn West Petroleum Limited	2,862,262	3,180,170
77,529	EnCana Corporation	1,620,744	2,387,118
45,360	Cogeco Cable, Inc.	1,989,764	2,134,920
		9,213,391	12,462,244
France 11.73%
133,084	Sodexo	4,823,053	10,445,007
128,428	Sanofi	9,834,542	10,336,888
144,605	Bouygues SA	6,911,225	6,364,258
32,419	Robertet SA	3,996,024	5,695,446
138,164	Carrefour SA (a)	6,714,169	5,680,610
94,287	Total SA	5,400,707	5,459,009
36,030	Guyenne et Gascogne SA	3,136,456	5,330,222
39,647	Wendel	1,453,736	4,880,472
54,442	Neopost SA	4,764,164	4,682,265
245,218	Société Télévision Francaise 1	4,346,296	4,464,335
23,580	Laurent-Perrier	1,740,700	3,338,104
38,480	Société Foncière Financière et de Participations	4,517,412	3,072,590
26,499	NSC Groupe (a)(b)	2,015,953	2,111,110

See Notes to Financial Statements.

Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 82.87% — (continued)
France 11.73% — (continued)
24,165	Rémy Cointreau SA	$658,491	$2,036,203
1,569	Sucrière de Pithiviers-Le-Vieil	878,902	1,866,695
16,790	Cie Generale d'Optique Essilor International SA	628,644	1,363,334
9,220	Gaumont SA	814,112	515,346
8,840	Sabeton SA	100,102	168,445
		62,734,688	77,810,339
Germany 6.74%
213,791	HeidelbergCement AG	11,359,236	13,664,560
583,720	Deutsche Wohnen AG	5,381,504	10,169,338
128,860	Daimler AG	6,411,987	9,709,399
112,195	Tognum AG (a)	1,404,661	4,200,797
72,325	Hamburger Hafen und Logistik AG	2,695,754	3,145,843
32,857	Fraport AG	1,249,728	2,645,065
9,042	Pfeiffer Vacuum Technology AG	798,348	1,135,107
		29,301,218	44,670,109
Greece 0.69%
607,446	Jumbo SA	5,278,075	4,585,829
Hong Kong 0.36%
195,670	Guoco Group Limited	2,278,417	2,396,262
Italy 0.66%
397,580	Italcementi S.p.A. RSP	3,849,944	1,766,253
68,340	Italcementi S.p.A.	1,275,606	639,447
45,886	Italmobiliare S.p.A. RSP	2,342,059	1,065,877
25,533	Italmobiliare S.p.A.	2,256,914	934,134
		9,724,523	4,405,711
Japan 32.64%
110,080	Fanuc Limited	9,261,787	18,273,826
293,060	Secom Company Limited	13,078,355	13,980,344
72,560	SMC Corporation	8,598,994	12,999,583
440,900	MS&AD Insurance Group Holdings	12,465,292	10,262,139
36,110	Keyence Corporation	7,064,977	10,187,859
1,448,600	NKSJ Holdings, Inc.	10,143,244	9,507,561
236,180	Astellas Pharma, Inc.	9,381,079	9,127,800
164,360	Shimano, Inc.	4,139,081	9,003,094
86,080	Hirose Electric Company Limited	9,293,797	8,778,878

See Notes to Financial Statements.

Schedule of Investments | June 30, 2011 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 82.87% — (continued)
Japan 32.64% — (continued)
456,260	Mitsubishi Estate Company Limited	$6,973,146	$7,959,076
1,106	KDDI Corporation	6,872,592	7,917,643
978	Inpex Corporation	4,973,973	7,183,325
274,948	Chofu Seisakusho Company Limited	5,244,979	6,873,700
138,500	Canon, Inc.	6,083,083	6,546,960
287,090	Nomura Research Institute Limited	5,534,813	6,251,153
240,930	MISUMI Group, Inc.	4,175,030	6,208,581
115,300	Ono Pharmaceutical Company Limited	4,646,636	6,151,241
169,320	Nissin Foods Holdings Company Limited	5,983,213	6,148,879
168,194	Secom Joshinetsu Company Limited	3,485,653	5,198,155
560,980	Kansai Paint Company Limited	4,457,031	5,087,796
166,305	Nagaileben Company Limited	3,238,726	4,848,843
314,120	OSG Corporation	2,648,246	4,357,148
179,438	Nitto Kohki Company Limited	3,619,492	4,205,439
172,660	Hoya Corporation	3,736,589	3,800,234
446,500	Japan Wool Textile Company Limited	3,412,543	3,495,552
97,994	SK Kaken Company Limited	2,829,669	3,361,705
1,682	NTT DoCoMo, Inc.	2,551,803	2,984,194
142,380	AS One Corporation	2,731,909	2,967,722
322,800	Temp Holdings Company Limited	3,818,205	2,963,673
260,910	Unihair Company Limited (a)	3,169,832	2,647,945
148,700	T. Hasegawa Company Limited	2,196,668	2,306,141
77,200	Meitec Corporation	2,145,103	1,678,094
150,600	Chubu-Nippon Broadcasting Company Limited	1,501,659	896,874
47,430	Daiichikosho Company Limited	629,411	766,177
43,800	Seikagaku Corporation	309,117	497,233
100,000	Shingakukai Company Limited	685,580	368,486
63,040	Sansei Yusoki Company Limited	464,414	356,653
15,700	Ryosan Company Limited	341,382	333,674
		181,887,103	216,483,380
Malaysia 1.18%
6,368,280	Genting Malaysia Berhad	5,527,948	7,592,584
66,825	Genting Berhad	99,662	248,312
		5,627,610	7,840,896

See Notes to Financial Statements.

Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 82.87% — (continued)
Mexico 4.18%
580,103	Grupo Televisa SA, ADR	$11,512,703	$14,270,534
225,010	Industrias Peñoles S.A.B. de C.V.	1,310,846	8,489,965
219,019	Fresnillo PLC	1,267,001	4,935,453
		14,090,550	27,695,952
Netherlands 0.84%
375,642	TNT Express NV (a)	4,728,155	3,900,394
192,650	PostNL NV	2,126,288	1,636,742
		6,854,443	5,537,136
Singapore 2.03%
1,470,830	Haw Par Corporation Limited	4,590,177	7,185,003
5,286,990	ComfortDelgro Corporation Limited	6,232,687	6,284,556
		10,822,864	13,469,559
South Africa 1.83%
569,833	Gold Fields Limited, ADR	7,038,816	8,313,863
288,867	Harmony Gold Mining Company Limited, ADR	2,947,798	3,818,822
		9,986,614	12,132,685
South Korea 2.69%
133,899	KT&G Corporation	7,316,875	8,327,536
23,820	Nong Shim Company Limited	4,885,896	5,432,651
1,460	Lotte Confectionery Company Limited	728,318	2,326,099
60,950	Fursys, Inc.	1,479,507	1,627,008
10,600	Teems, Inc. (a)	205,028	122,119
		14,615,624	17,835,413
Spain 0.99%
109,131	Red Electrica Corporation SA	5,336,764	6,594,916
Sweden 0.33%
98,152	Investor AB, Class 'A'	2,141,421	2,194,529
Switzerland 4.84%
129,778	Pargesa Holding SA	7,721,848	12,036,797
190,410	Nestlé SA	6,880,780	11,845,366
17,393	Rieter Holding AG (a)	2,148,639	4,545,498
597	Lindt & Spruengli AG PC	1,757,247	1,862,293
17,393	Autoneum Holding AG (a)	812,404	1,825,447
		19,320,918	32,115,401

See Notes to Financial Statements.

Schedule of Investments | June 30, 2011 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 82.87% — (continued)
Thailand 1.68%
33,865,592	Thai Beverage PCL	$5,725,729	$7,582,363
629,505	Bangkok Bank PCL NVDR	2,070,251	3,237,162
20,000	OHTL PCL (b)	88,922	304,638
		7,884,902	11,124,163
Turkey 0.23%
213,980	Yazicilar Holding AS	1,610,650	1,534,450
United Kingdom 1.98%
334,740	GlaxoSmithKline PLC	6,378,820	7,177,293
288,558	Berkeley Group Holdings PLC (a)	3,522,836	5,973,738
		9,901,656	13,151,031
Total International Common Stocks		438,651,723	549,707,093
International Preferred Stocks — 1.10%
South Korea 1.10%
13,858	Samsung Electronics Company Limited	2,670,353	7,268,749
OUNCES
Commodity — 5.32%
23,558	Gold bullion (a)	16,423,598	35,316,623
PRINCIPAL AMOUNT
International Bonds — 1.84%
International Corporate Bond — 0.37%
Canada 0.37%
2,871,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (b)(c)	3,043,442	2,469,060
International Government Bonds — 1.47%
France 0.26%
1,142,033 EUR	France Government Bond OAT 3.00% due 07/25/12 (d)	1,395,994	1,714,193
Hong Kong 0.81%
8,900,000 HKD	Hong Kong Government Bond 0.48% due 09/03/12	1,149,285	1,147,485
17,450,000 HKD	Hong Kong Government Bond 2.66% due 12/17/12	2,328,997	2,322,834

See Notes to Financial Statements.

Overseas Variable Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Bonds — 1.84% — (continued)
International Government Bonds — 1.47% — (continued)
Hong Kong 0.81% — (continued)
14,000,000 HKD	Hong Kong Government Bond 4.20% due 09/17/12	$1,891,799	$1,886,978
		5,370,081	5,357,297
Taiwan 0.40%
38,000,000 TWD	Taiwan Government Bond 2.00% due 07/20/12	1,186,033	1,341,840
38,000,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	1,227,530	1,355,920
		2,413,563	2,697,760
Total International Government Bonds		9,179,638	9,769,250
Total International Bonds		12,223,080	12,238,310
Commercial Paper — 9.38%
International Commercial Paper — 7.52%
Italy 0.60%
3,000,000 USD	Eni S.p.A. 0.26% due 09/06/11	2,998,548	2,998,748
1,000,000 USD	Eni S.p.A. 0.37% due 07/11/11	999,900	999,900
Japan 5.73%
5,000,000 USD	Honda Corporation 0.15% due 09/02/11	4,998,688	4,998,089
1,000,000 USD	Honda Corporation 0.17% due 09/19/11	999,622	999,465
6,000,000 USD	Mitsubishi Company 0.26% due 07/06/11	5,999,783	5,999,783
6,500,000 USD	Mitsubishi Company 0.28% due 10/25/11	6,494,136	6,494,339
6,000,000 USD	Mitsui & Company, Limited 0.27% due 07/18/11	5,999,235	5,999,235
1,500,000 USD	Sumitomo Corporation 0.27% due 07/28/11	1,499,696	1,499,696
5,000,000 USD	Sumitomo Corporation 0.31% due 07/05/11	4,999,833	4,999,833
1,000,000 USD	Toyota Motor Corporation 0.21% due 10/05/11	999,440	999,555
6,000,000 USD	Toyota Motor Corporation 0.24% due 07/06/11	5,999,800	5,999,800

See Notes to Financial Statements.

Schedule of Investments | June 30, 2011 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 9.38% — (continued)
International Commercial Paper — 7.52% — (continued)
Switzerland 0.83%
5,000,000 USD	Novartis International AG 0.18% due 10/14/11	$4,997,375	$4,996,599
500,000 USD	Transocean Limited 0.68% due 07/01/11	500,000	500,000
United Kingdom 0.36%
2,400,000 USD	Reckitt Benckiser Group PLC 0.41% due 07/13/11	2,399,680	2,399,680
Total International Commercial Paper		49,885,736	49,884,722
U.S. Commercial Paper — 1.86%
$2,169,000	Abbott Laboratories 0.12% due 08/16/11	2,168,668	2,168,668
8,186,000	ITT Corporation 0.25% due 07/01/11	8,186,000	8,186,000
1,948,000	PepsiCo, Inc. 0.09% due 07/18/11	1,947,917	1,947,917
Total U.S. Commercial Paper		12,302,585	12,302,585
Total Commercial Paper		62,188,321	62,187,307
Total Investments — 100.51%		$532,157,075	666,718,082
Liabilities in Excess of Other Assets — (0.51)%			(3,396,601)
Net Assets — 100.00%			$663,321,481

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At June 30, 2011, the value of these securities amounted to $4,884,808 or 0.74% of net assets.

  (c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (d)  Inflation protected security.

See Notes to Financial Statements.

Overseas Variable Fund

At June 30, 2011, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$152,678,709
Gross unrealized depreciation	(18,117,702)
Net unrealized appreciation	$134,561,007

Abbreviations used in this Schedule include:

ADR  — American Depository Receipt

NVDR  — Non-Voting Depository Receipt

OAT  — French Treasury Obligation

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

HKD  — Hong Kong Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT JUNE 30, 2011	UNREALIZED APPRECIATION AT JUNE 30, 2011	UNREALIZED DEPRECIATION AT JUNE 30, 2011
Foreign Currency Exchange Contracts — Sales
09/21/11	9,453,000	Euro	$13,647,485	$13,693,508	$—	$(46,023)
10/19/11	12,280,000	Euro	16,771,798	17,811,137	—	(1,039,339)
11/16/11	19,160,000	Euro	26,586,253	27,749,784	—	(1,163,531)
12/14/11	7,420,000	Euro	10,610,600	10,720,699	—	(110,099)
09/21/11	1,638,870,000	Japanese Yen	19,501,071	20,342,094	—	(841,023)
10/19/11	2,282,431,000	Japanese Yen	27,989,605	28,328,591	—	(338,986)
11/16/11	2,106,946,000	Japanese Yen	25,623,026	26,151,874	—	(528,848)
12/14/11	555,603,000	Japanese Yen	6,919,091	6,901,857	17,234	—
			$147,648,929	$151,699,544	$17,234	$(4,067,849)

See Notes to Financial Statements.

Schedule of Investments | June 30, 2011 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	13.75%
Consumer Staples	9.74
Energy	5.54
Financials	9.23
Health Care	6.41
Industrials	19.56
Information Technology	6.12
Materials	9.89
Telecommunication Services	1.64
Utilities	0.99
Total International Common Stocks	82.87
International Preferred Stocks
Information Technology	1.10
Commodity	5.32
International Bonds
Government Issues	1.47
Materials	0.37
Total International Bonds	1.84
Commercial Paper
International Commercial Paper	7.52
U.S. Commercial Paper	1.86
Total Commercial Paper	9.38
Total Investments	100.51%

See Notes to Financial Statements.

Statement of Assets and Liabilities

FIRST EAGLE OVERSEAS VARIABLE FUND
Assets
Investments, at Cost (Note 1)
Investments	$515,733,477
Gold bullion	16,423,598
Foreign currency	692,937
Total Investments, at Cost	532,850,012
Investments, at Value (Note 1)
Investments	631,401,459
Gold bullion	35,316,623
Foreign currency	694,342
Total Investments, at Value	667,412,424
Cash	35,685
Receivable for forward currency contracts held, at value (Note 1)	17,234
Receivable for investment securities sold	873,805
Receivable for Fund shares sold	41,215
Accrued interest and dividends receivable	1,022,427
Other assets	12,121
Total Assets	669,414,911
Liabilities
Payable for Fund shares redeemed	27,209
Payable for investment securities purchased	979,177
Payable for forward currency contracts held, at value (Note 1)	4,067,849
Investment advisory fees payable (Note 2)	403,288
Distribution fees payable (Note 3)	134,429
Administrative fees payable (Note 2)	23,286
Trustee fees payable	2,484
Accrued expenses and other liabilities	455,708
Total Liabilities	6,093,430
Net Assets	$663,321,481

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

June 30, 2011 (unaudited)

FIRST EAGLE OVERSEAS VARIABLE FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$21,940
Capital surplus	505,804,742
Net unrealized appreciation (depreciation) on:
Investments (net of $148,976 deferred capital gain country tax)	134,412,031
Foreign currency and forward contract related translation	(4,032,539)
Undistributed net realized gains on investments, foreign currency and forward contracts	30,811,007
Undistributed net investment loss	(3,695,700)
Net Assets	$663,321,481
Shares outstanding (1,000,000,000 shares authorized)(Note 6)	21,939,700
Net asset value per share and redemption proceeds per share	$30.23

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Statement of Operations  Six-Months Ended June 30, 2011 (unaudited)

FIRST EAGLE OVERSEAS VARIABLE FUND
Investment Income
Interest (net of $5,253 foreign taxes withheld)	$337,043
Dividends (net of $900,515 foreign taxes withheld)	7,526,730
Total Income	7,863,773
Expenses
Investment advisory fees (Note 2)	2,405,473
Administrative costs (Note 2)	46,316
Distribution fees (Note 3)	801,824
Shareholder servicing agent fees	427,313
Custodian and accounting fees	136,094
Professional fees	59,454
Shareholder reporting fees	51,884
Registration and filing fees	11,305
Trustees' fees	9,002
Other Expenses	20,116
Total Expenses	3,968,781
Expense reductions due to earnings credits (Note 1)	(4)
Net Expenses	3,968,777
Net Investment Income (Note 1)	3,894,996
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency (Note 1)
Net realized gains (losses) from:
Investments	20,907,861
Foreign currency and forward contracts	(2,769,846)
18,138,015
Net change in unrealized appreciation (depreciation) from:
Investments (net of increase in deferred capital gain country tax accrual of $26,471)	9,341,537
Foreign currency and forward contract related translation	(1,901,501)
7,440,036
Net realized and change in unrealized gains on investments, foreign currency and forward contracts	25,578,051
Net Increase in Net Assets Resulting from Operations	$29,473,047

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Statements of Changes in Net Assets

	FIRST EAGLE OVERSEAS VARIABLE FUND
	SIX-MONTHS ENDED JUNE 30, 2011 (unaudited)	YEAR ENDED DECEMBER 31, 2010
Operations
Net investment income	$3,894,996	$2,711,100
Net realized gain from investments, foreign currency and forward contracts	18,138,015	18,843,853
Change in unrealized appreciation from investments, foreign currency and forward contract related translation	7,440,036	75,722,016
Net increase in net assets resulting from operations	29,473,047	97,276,969
Distribution to Shareholders
Dividends paid from net investment income	—	(10,066,720)
Distributions paid from net realized gains from investment transactions	—	—
Decrease in net assets resulting from distributions	—	(10,066,720)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	39,781,379	87,115,900
Net asset value of shares issued for reinvested dividends and distributions	—	10,066,707
Cost of shares redeemed	(25,577,361)	(48,919,755)
Increase in net assets from Fund share transactions	14,204,018	48,262,852
Net increase in net assets	43,677,065	135,473,101
Net Assets (Note 1)
Beginning of period	619,644,416	484,171,315
End of period	$663,321,481	$619,644,416
Undistributed net investment loss	$(3,695,700)	$(7,590,696)

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Financial Highlights

	SIX-MONTHS ENDED JUNE 30, 2011		YEAR ENDED DECEMBER 31,
	(unaudited)		2010	2009	2008	2007	2006
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	28.89		24.65	20.80	29.56	27.42	30.47
Income (loss) from investment operations:
Net investment income ($)	0.18		0.13	0.20	0.43	0.38	0.39
Net realized and unrealized gains (losses) on investments	1.16		4.59	4.02	-6.02	1.76	7.21
Total income (loss) from investment operations	1.34		4.72	4.22	-5.59	2.14	7.60
Less distributions:
Dividends from net investment income ($)	—		-0.48	-0.12	-0.35	—	-2.42
Distributions from capital gains	—		—	-0.25	-2.82	—	-8.23
Total distributions	—		-0.48	-0.37	-3.17	—	-10.65
Net asset value, end of period ($)	30.23		28.89	24.65	20.80	29.56	27.42
Total Return (%)	4.64	(a)	19.17	20.25	-18.82	7.80	25.08
Ratios and supplemental data
Net assets, end of period (millions) ($)	663,321		619,644	484,171	279,671	314,650	249,054
Ratio of operating expenses to average net assets including earnings credits (%)(c)	1.24	(b)	1.31	1.28	1.32	1.23	1.24
Ratio of net investment income to average net assets including earnings credits (%)(d)	1.21	(b)	0.51	0.89	1.60	1.28	1.13
Portfolio turnover rate (%)	8.67	(a)	13.38	9.51	9.09	53.65	28.30

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Ratio of operating expenses to average net assets with and without earnings credits is substantially the same.

  (d)  Ratio of net investment income to average net assets with and without earnings credits is substantially the same.

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

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Notes to Financial Statements (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations.

The following is a summary of significant accounting policies adhered to by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

(continued)

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market, and before the close of the NYSE, have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in U.S. securities markets (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Notes to Financial Statements (unaudited)

procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including Fund's own assumption in determining the fair value of investments).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

(continued)

The following is a summary of the Fund's inputs used to value the Fund's investments as of June 30, 2011:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:†
International Common Stocks	$547,291,345	$2,415,748	$—	$549,707,093
International Preferred Stocks	7,268,749	—	—	7,268,749
Commodity*	35,316,623	—	—	35,316,623
International Corporate Bond	—	2,469,060	—	2,469,060
International Government Bonds	—	9,769,250	—	9,769,250
International Commercial Paper	—	49,884,722	—	49,884,722
U.S. Commercial Paper	—	12,302,585	—	12,302,585
Foreign Currency Contracts**	17,234	—	—	17,234
Total	$589,893,951	$76,841,365	$—	$666,735,316
Liabilities:
Foreign Currency Contracts**	$4,067,849	$—	$—	$4,067,849
Total	$4,067,849	$—	$—	$4,067,849

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Notes to Financial Statements (unaudited)

As of June 30, 2011, there was no security transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

Fair Value Level 3 activity for the period ended June 30, 2011 was as follows:

INTERNATIONAL COMMON STOCK
Beginning Balance—market value	$1,751,256
Purchases	—
Sales	—
Transfer In—Level 3^	—
Transfer Out—Level 3^	(1,751,256)
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	—
Ending Balance—market value	—
Change in unrealized gains or (losses) relating to assets still held at reporting date	—

  ^  Transfers into/out of Level 3 represent values as of the beginning of the period.

International Common Stocks valued at $1,751,256 were transferred from Level 3 to Level 1 during the six-months ended June 30, 2011. At December 31, 2010 these securities were valued based on the fair value procedures approved by the Board of Trustees; at June 30, 2011, these securities were valued based on quoted prices in active markets.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

(continued)

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds ("FEF"), an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of FEF. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider. The Fund's earnings credits are disclosed in the Statement of Operations.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Notes to Financial Statements (unaudited)

currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period-end are indicative of the volume of activity during the period.

The Fund adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

At June 30, 2011, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED LOSS[3]	CHANGE IN DEPRECIATION[4]
Foreign Currency	$17,234	$4,067,849	$(2,652,599)	$(1,886,346)

  1  Statement of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statement of Operations location: Net realized gains (losses) from: foreign currency and forward contracts.

  4  Statement of Operations location: Net change in unrealized appreciation (depreciation) from: foreign currency and forward contract related translation.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

(continued)

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Fund declares and pays such income, dividends and capital gains distributions on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

i)  Use of estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Notes to Financial Statements (unaudited)

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an annual advisory fee as at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the six-months ended June 30, 2011, the Fund reimbursed the Adviser $51,418 and had payable to the Adviser $23,286.

The Fund has entered into a Custody Agreement with State Street Bank and Trust Company ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the Custody Agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB, as the Fund's Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Included in the accrued expense, on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the trustees in the amount of $2,484. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

(continued)

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (the "Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay quarterly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six-month period ended June 30, 2011 the distribution fees incurred by the Fund was $801,824.

Note 4 — Purchases and Sales of Securities

During the six-month period ended June 30, 2011, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $86,560,095 and $49,192,622, respectively.

There were no purchases or sales of U.S. Government securities during the six-months ended June 30, 2011.

Note 5 — Line of Credit

As of September 13, 2010, the Audit Commitee approved continuing a $200 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Fund and FEF, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. Commitment fees related to the line of credit are paid by the Fund. During the six-month period ended June 30, 2011, the Fund had borrowings under the agreement as follows:

FUND	AVERAGE DAILY LOAN BALANCE	NUMBER OF DAYS OUTSTANDING	INTEREST EXPENSE	WEIGHTED AVERAGE ANNUALIZED INTEREST RATE
First Eagle Overseas Variable	$1,796,939	1	$69	1.38%

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Notes to Financial Statements (unaudited)

Note 6 — Capital Stock

Transactions in shares of capital stock were as follows:

	SIX-MONTH PERIOD ENDED JUNE 30, 2011	YEAR ENDED DECEMBER 31, 2010
Shares sold	1,359,923	3,331,773
Shares issued for reinvested dividends	—	355,840
Shares redeemed	(867,615)	(1,885,036)
Net increase	492,308	1,802,577

Note 7 — Indemnification and Foreign Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Note 8 — Accounting Pronouncements

In May 2011, the Financial Accounting Standard Board ("FASB") issued Accounting Standards Update 2011-4, Amendment to Achieve Common Fair Value Measurement and Disclosures Requirements in U.S. GAAP and IFRS. This update contains amendments that will result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments also clarify that a reporting entity should disclose quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

(continued)

This update is effective during interim and annual periods beginning after December 15, 2011 for public entities and is to be applied prospectively. Early application is not permitted. Management of the Trust is currently evaluating the effect of this update to the Trust's financial statement.

Note 9 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosures in the Fund's financial statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on January 1, 2011 and held for the six-months ended June 30, 2011.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return1

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Overseas Variable Fund	4.64%	$1,000.00	$1,046.40	1.24%	$6.29

  1  For the six-months ended June 30, 2011.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

Fund Expenses (unaudited)  (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on January 1, 2011 and held for the six-months ended June 30, 2011.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,018.65	1.24%	$6.21

  1  For the six-months ended June 30, 2011.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2011

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

1345 Avenue of the Americas | New York, NY | 10105-4300

800.334.2143 | firsteaglefunds.com

Item 2.                                   Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.                                   Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                   Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.                                   Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9.                                   Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10.                            Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.                            Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: August 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date:  August 24, 2011

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date:  August 24, 2011

*                            Print the name and title of each signing officer under his or her signature.